SCHEDULE 14A
                               (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                             SCHEDULE 14A INFORMATION

                     Proxy Statement Pursuant to Section
                 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ x ]  Preliminary Proxy Statement
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12
[   ]  Confidential, For Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))



                        LIBERTY ALL-STAR EQUITY FUND
              ________________________________________________
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:


       2)  Aggregate number of securities to which transaction applies:


       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4)  Proposed maximum aggregate value of transaction:


       5)  Total fee paid:


 [   ]    Fee paid previously with preliminary materials:


 [   ]    Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)  Amount Previously Paid:


      2)  Form, Schedule or Registration Statement No.:


      3)  Filing Party:


      4)  Date Filed:

                   LIBERTY ALL-STAR EQUITY FUND (EQUITY FUND)
                LIBERTY ALL-STAR GROWTH FUND, INC. (GROWTH FUND)
                            (COLLECTIVELY, THE FUNDS)
                              ONE FINANCIAL CENTER
                           BOSTON, MASSACHUSETTS 02111
                                 (617) 722-3626

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 17, 2002

To the Shareholders of the Funds:

NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders of the Funds will be at One Financial Center, Boston, Massachusetts, on April 17, 2002, at 9:00 a.m. Boston time (Equity Fund) and 10:00 a.m. Boston time (Growth Fund). The purpose of the Meeting is to consider and act upon the following matters:

1.    To elect Trustees and Directors of the Funds listed below:
      a.    One Trustee (Equity Fund)
      b.    Two Directors (Growth Fund)

2. To approve the Portfolio Management Agreements for each Fund with the portfolio managers listed below:
      a.    TCW Investment Management Company (Equity Fund)
      b.    TCW Investment Management Company (Growth Fund)
      c.    Schneider Capital Management (Equity Fund)

3. To ratify the selection by the Board of Trustees/Directors of PricewaterhouseCoopers LLP as independent accountants for the year ending December 31, 2002 as listed below:
      a.    Board of Trustees (Equity Fund)
      b.    Board of Directors (Growth Fund)

4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Trustees/Directors has fixed the close of business on February 1, 2002, as the record date for the determination of the shareholders of the Funds entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

YOUR BOARD OF TRUSTEES/DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL THE PROPOSALS.

By order of the Board of Trustees of the Equity Fund and the Board of Directors of the Growth Fund


Jean S. Loewenberg, Secretary of the Funds

YOUR VOTE IS IMPORTANT--PLEASE RETURN YOUR PROXY PROMPTLY.

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WE URGE YOU, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.


March __, 2002

                   LIBERTY ALL-STAR EQUITY FUND (EQUITY FUND)
                LIBERTY ALL-STAR GROWTH FUND, INC. (GROWTH FUND)
                            (COLLECTIVELY, THE FUNDS)

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 17, 2002

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees/Directors of the Funds to be used at the Annual Meeting of Shareholders of the Funds to be held on April 17, 2002, at 9:00 a.m. Boston time (Equity Fund) and 10:00 a.m. Boston time (Growth Fund) at One Financial Center, Boston, MA, and at any adjournments thereof (such meeting and any adjournments being referred to as the "Meeting").

The solicitation of proxies for use at the Meeting is being made primarily by the mailing on or about March __, 2002, of this Proxy Statement and the accompanying proxy. Supplementary solicitations may be made by mail, telephone, telegraph or personal interview by officers and Trustees/Directors of the Funds and officers and employees of its manager, Liberty Asset Management Company (LAMCO) and its affiliates. In addition, the Funds have retained Georgeson Shareholder Communications Inc. as agent to coordinate the distribution of proxy material to, and to solicit the return of proxies from, individuals, banks, brokers, nominees and other custodians at a fee of $6,500 plus out-of-pocket expenses for the Equity Fund and a fee of $5,000 plus out-of-pocket expenses for the Growth Fund. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone or facsimile. The expenses in connection with preparing this Proxy Statement and of the solicitation of proxies for the Meeting will be paid by the Funds. The Funds will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares.

The Meeting is being held to vote on the matters described below.

PROPOSAL 1.    ELECTION OF TRUSTEES AND DIRECTORS

Each Fund's Board of Trustees/Directors is divided into three classes, each of which serves for three years. The term of office of one of the classes expires at the final adjournment of the Annual Meeting of Shareholders (or special meeting in lieu thereof) each year. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given when the enclosed proxy is returned, the enclosed proxy will be voted for the election of the following persons to hold office until final adjournment of the Annual Meeting of Shareholders for the year 2005 (or special meeting in lieu thereof):

Equity Fund
James E. Grinnell           Served as Trustee since August, 1986

Growth Fund
Robert J. Birnbaum          Served as Director since November, 1995
William E. Mayer            Served as Director since December, 1998

Messrs. Birnbaum, Grinnell and Mayer have consented to serve as Trustee or Director following the Meeting if elected, and are expected to be able to do so. If any of Messrs. Birnbaum, Grinnell and Mayer are unable or unwilling to do so at the time of the Meeting, proxies will be voted for such substitute as the

Trustees/Directors may recommend (unless authority to vote for the election of Trustees/Directors has been withheld).

                         TRUSTEES/DIRECTORS AND OFFICERS

The names, addresses and ages of the Trustees/Directors and officers of the Funds, the year each was first elected or appointed to office, their term of office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below below.

                                                                                            Number of
                               Equity Fund     Growth Fund                                  Portfolios
                               Length of       Length of                                    in Fund Complex
                               Service and     Service and     Principal Occupation During  Overseen by       Other
Name/Age and Address(1)        Term of Office  Term of Office  Past Five Years              Trustee/Director  Directorships Held
-----------------------        --------------  --------------  ---------------------------  ----------------  ------------------
DISINTERESTED
TRUSTEES/DIRECTORS

Robert J. Birnbaum (Age 74)    Nov., 1994      Nov., 1995      Retired (since January,      2                 Dresdner RCM Global
313 Bedford Road               2003(2)         2002(2)         1994); Special Counsel,                        Funds (investment
Ridgewood, NJ  07450                                           Dechert, Price & Rhoads                        companies) and Chicago
                                                               (September, 1988 to                            Options Exchange Board
                                                               December, 1993); President
                                                               and Chief Operating
                                                               Officer, New York Stock
                                                               Exchange, Inc. (May, 1985
                                                               to June, 1988)

James E. Grinnell (Age 71)     August, 1986    May, 1994       Private investor since       2                 None
2850 South Ocean Blvd., #514   2002            2003            November, 1988; President
Palm Beach, FL  33480                                          and Chief Executive
                                                               Officer, Distribution
                                                               Management Systems, Inc.
                                                               (1983 to May, 1986); Senior
                                                               Vice President-Operations,
                                                               The Rockport Company,
                                                               (importer and distributor
                                                               of shoes) (from May, 1986
                                                               to November, 1988)

Richard W. Lowry (Age 65)      August, 1986    August, 1986    Private Investor since       105               None
10701 Charleston Drive         2004            2004            August 1987 (formerly
Vero Beach, FL  32963                                          Chairman and Chief
                                                               Executive Officer, U.S.
                                                               Plywood Corporation
                                                               (building products
                                                               manufacturer))

----------

(1) All the Trustees/Directors are members of the Audit Committee except for Mr. Mayer.

(2) Mr. Birnbaum will reach mandatory retirement age during his term and will retire at that time. Upon his retirement, the Board of Trustees/Directors will determine what action to take.

                                                                                            Number of
                               Equity Fund     Growth Fund                                  Portfolios
                               Length of       Length of                                    in Fund Complex
                               Service and     Service and     Principal Occupation During  Overseen by       Other
Name/Age and Address(3)        Term of Office  Term of Office  Past Five Years              Trustee/Director  Directorships Held
-----------------------        --------------  --------------  ---------------------------  ----------------  ------------------
DISINTERESTED
TRUSTEES/DIRECTORS

John J. Neuhauser (Age 58)     April, 1998     April, 1998     Academic Vice President and  105               Saucony, Inc.
84 College Road                2004            2003            Dean of Faculties since                        (athletic footwear);
Chestnut Hill, MA                                              August, 1999, Boston                           SkillSoft Corp.
02467-3838                                                     College (formerly Dean,                        (E-Learning)
                                                               Boston College School of
                                                               Management from September,
                                                               1977 to September, 1999)

INTERESTED TRUSTEE/DIRECTOR

William E. Mayer (Age 61)(4)   April, 1998     Dec., 1998      Managing Partner, Park       105               Lee Enterprises (print
399 Park Avenue, Suite 3204    2003            2002            Avenue Equity Partners                         and on-line media); WR
New York, NY, 10022                                            (private equity fund) since                    Hambrecht + Co.
                                                               February, 1999 (formerly                       (financial service
                                                               Founding Partner,                              provider); Systech
                                                               Development Capital LLC                        Retail Systems (retail
                                                               from 1996 to February,                         industry technology
                                                               1999; Dean and Professor,                      provider); and First
                                                               College of Business and                        Health (healthcare)
                                                               Management, University of
                                                               Maryland from October, 1992
                                                               to November, 1996)

----------
(3) All the Trustees/Directors are members of the Audit Committee except for Mr. Mayer.
(4) "Interested person" of the Funds, as defined in the Investment Company Act of 1940, because of his affiliation with WR Hambrecht + Co., a registered broker-dealer.

OFFICERS

Each officer listed below serves as an officer of each of the Funds.

Name/Age and Address(5)                  Position with Funds                     Principal Occupation During Past Five Years
-----------------------                  -------------------                     -------------------------------------------
William R. Parmentier, Jr. (Age 49)      President, Chief Executive              President and Chief Executive Officer (since June,
                                         Officer and Chief Investment Officer    1998) and Chief Investment Officer (since May,
                                                                                 1995), Senior Vice President (May, 1995 to June,
                                                                                 1998), LAMCO

Christopher S. Carabell (Age 38)         Vice President                          Senior Vice President - Product Development and
                                                                                 Marketing (since January, 1999), Vice President -
                                                                                 Investments, LAMCO (March, 1996 to January, 1999)

Mark T. Haley, CFA(Age 37)               Vice President                          Vice President-Investments (since January, 1999),
                                                                                 Director of Investment Analysis (December, 1996 to
                                                                                 December, 1998), Investment Analyst (January, 1994
                                                                                 to November, 1996), LAMCO

J. Kevin Connaughton (Age 37)            Treasurer                               Treasurer of the Liberty Funds and of the Funds
                                                                                 since December, 2000 (formerly Controller of the
                                                                                 Liberty Funds and of the Funds from February, 1998
                                                                                 to October, 2000); Treasurer of the Stein Roe Funds
                                                                                 since February 2001 (formerly Controller from May,
                                                                                 2000 to February, 2001); Senior Vice President of
                                                                                 Liberty Funds Group LLC (LFG) since January 2001
                                                                                 (formerly Vice President from April 2000 to January
                                                                                 2001; Vice President of Colonial Management
                                                                                 Associates, Inc. (Colonial) from February 1998 to
                                                                                 October 2000; Senior Tax Manager, Coopers &
                                                                                 Lybrand, LLP from April 1996 to January 1998

----------

(5) The address of each officer is One Financial Center, Boston, MA 02111.

Name/Age and Address(6)                  Position with Funds                     Principal Occupation During Past Five Years
-----------------------                  -------------------                     -------------------------------------------
Michelle G. Azrialy (Age 32)             Controller                              Controller of the Liberty Funds and of the Funds
                                                                                 since May, 2001; Vice President of LFG since March,
                                                                                 2001 (formerly Assistant Vice President of Fund
                                                                                 Administration from September, 2000 to February,
                                                                                 2001; Compliance Manager of Fund Administration
                                                                                 from September, 1999 to August, 2000) (formerly
                                                                                 Assistant Vice President and Assistant Treasurer,
                                                                                 Chase Global Fund Services - Boston from August,
                                                                                 1996 to September, 1999)

Vicki L. Benjamin (Age 40)               Chief Accounting Officer                Chief Accounting Officer of the Liberty Funds and
                                                                                 the Funds since June, 2001; Vice President of LFG
                                                                                 since April, 2001 (formerly Vice President,
                                                                                 Corporate Audit, State Street Bank and Trust
                                                                                 Company from May, 1998 to April, 2001; Audit
                                                                                 Manager from July, 1994 to June, 1997; Senior Audit
                                                                                 Manager from July, 1997 to May, 1998, Coopers &
                                                                                 Lybrand, LLP)

Jean S. Loewenberg (Age 56)              Secretary                               Secretary of the Liberty Funds and of the Funds
                                                                                 since February, 2002; Senior Vice President and
                                                                                 Group Senior Counsel, Fleet National Bank since
                                                                                 November, 1996

Mr. Parmentier has served as President, Chief Executive Officer and Chief Investment Officer since April 29, 1999; Messrs. Haley and Carabell were elected as Vice Presidents on April 29, 1999 and April 17, 1997, respectively. Mr. Connaughton was elected Treasurer on December 13, 2000; Ms. Azrialy was elected Controller on May 9, 2001, Ms. Benjamin was elected Chief Accounting Officer on June 20, 2001 and Ms. Loewenberg was elected Secretary on February 12, 2002. Mr. Connaughton and Msses. Azrialy, Benjamin and Loewenberg hold the same offices with the Liberty Funds Complex. Each officer of the Funds serves at the pleasure of the Board of Trustees/Directors.

----------

(6) The address of each officer is One Financial Center, Boston, MA 02111.

The term of office of each of the Trustees/Directors will expire, as noted in the above table, on the final adjournment of the Annual Meeting (or special meeting in lieu therof) in the specified year.

At December 31, 2001, Messrs. Lowry, Mayer and Neuhauser also served as trustees of the Liberty family of funds (Liberty Funds) which consisted of 53 open-end and 9 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 40 open-end management investment company portfolios and 1 limited liability company (collectively, the Liberty Fund Complex) managed by Colonial Management Associates, Inc. (Colonial), Stein Roe & Farnham Incorporated (Stein Roe) or other affiliates of LAMCO.

During 2001, the full Board of Trustees/Directors of the Funds held six meetings, and the Audit Committee met twice. All Trustees/Directors were present at all meetings.

The Audit Committee makes recommendations to the full Board as to the firm of independent accountants to be selected, reviews the methods, scope and results of audits and fees charged by such independent accountants, and reviews the Funds' internal accounting procedures and controls. The Funds have no nominating or compensation committee.

Each Fund has an Audit Committee comprised of only "Independent Trustees/Directors" (as defined in the regulations of the New York Stock Exchange (NYSE)) of the Funds, who are also not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund. The Audit Committee reviews the process for preparing and reviewing financial statements and other audit-related matters as they arise throughout the year. The Audit Committee makes recommendations to each full Board as to the firm of independent accountants to be selected. In making its recommendations, the Audit Committee reviews the nature and scope of the services to be provided.

In discharging its oversight responsibility as to the audit process, the Audit Committee discussed with management the process for preparation and review of the audited financial statements for the last fiscal year. The Audit Committee also reviewed the non-audit services to be provided by the independent accountants of the Funds. The independent accountants, PricewaterhouseCoopers LLP (PWC), discussed with each Board the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Audit Committee obtained from the independent accountants a formal written statement consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," describing all relationships between the independent accountants and the Funds that might bear on the independent accountants' independence. The Audit Committee also discussed with the independent accountants any relationships that may impact their objectivity and independence and satisfied itself as to the independent accountants' independence. Each Board also reviewed the fees charged by such independent accountants for the various services provided and reviewed the Funds' internal accounting procedures and controls.

Each Board of Trustees/Directors has adopted a written charter which sets forth the Audit Committee's structure, duties and powers, and methods of operation which is attached hereto as Appendix A. Each member of the Audit Committee must be financially literate and at least one member must have prior accounting experience or related financial management expertise. Each Board of Trustees/Directors has determined, in accordance with applicable regulations of the NYSE, that each member of the Audit Committee is financially literate and has prior accounting experience or related financial management expertise. The Funds' Audit Committee members for 2001 were Messrs. Birnbaum, Grinnell, Lowry and Neuhauser. All members of the Audit Committee meet the independence standards of the NYSE listing standards.

FEES PAID TO INDEPENDENT ACCOUNTANTS

1.    AUDIT FEES

For the audit of the Funds' annual financial statements for the fiscal year ended December 31, 2001, included in each Fund's annual report to shareholders for that fiscal year, the Equity Fund and the Growth Fund paid or accrued $29,900 and $21,300, respectively, to PWC.

2.    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

For the fiscal year ended December 31, 2001, the Funds, LAMCO and entities controlling, controlled by or under common control with LAMCO which provide services to the Funds did not pay or accrue any fees for financial information systems design and implementation services by PWC.

3.    ALL OTHER FEES

For the fiscal year ended December 31, 2001, the Funds, LAMCO and entities controlling, controlled by or under common control with LAMCO which provide services to the Equity Fund and the Growth Fund paid or accrued aggregate fees of approximately $XXX and $XXX, respectively, for all other services provided by PWC. Each Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of PWC.

COMPENSATION

Beginning January 1, 1999, the aggregate of the fees paid to the Trustees/Directors by the Funds that have the same Board of Trustees/Directors and hold their meetings concurrently with those of the Funds, consists of Trustees/Directors fees of $125,000 per annum, assuming a minimum of four meetings are held and all meetings are attended. One-third of the retainer and the fees for concurrently held meetings was allocated equally between the Funds, and the remaining two-thirds was allocated between the Funds based on their net assets.

The following table shows, for the calendar year ended December 31, 2001, the compensation received from the Funds by each current Trustee/Director, and the aggregate compensation paid to each current Trustee/Director for service on the Boards of Trustees/Directors of the Funds. The Funds have no bonus, profit sharing or retirement plans.

                                   Aggregate                     Aggregate
                                 Compensation                  Compensation               Total Compensation
Name                         from the Equity Fund          from the Growth Fund             from the Funds
----                         --------------------          --------------------             --------------
Robert J. Birnbaum                $19,186.39                     $6,113.61                      $25,300
James E. Grinnell                 $19,186.39                     $6,113.61                      $25,300
Richard W. Lowry                  $18,806.88                     $5,993.12                      $24,800
William E. Mayer                  $18,806.88                     $5,993.12                      $24,800
John J. Neuhauser                 $18,806.88                     $5,993.12                      $24,800
Joseph R. Palombo(7)              N/A                            N/A                                N/A

----------

(7) Mr. Palombo did not receive compensation because he was an affiliated Trustee/Director and an employee of Liberty Financial Companies, Inc. (LFC), an affiliate of LAMCO. Because Mr. Palombo is an "interested person" of LAMCO, he resigned his position as a trustee/director of the Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.

TRUSTEES/DIRECTORS AND TRUSTEES'/DIRECTORS' FEES

The following table shows, for the calendar year ended December 31, 2001, the compensation received from the Liberty Fund Complex by the Trustees/Directors. The Liberty Fund Complex has no bonus, profit sharing or retirement plans.

Name                               Total Compensation From Liberty Fund Complex
----                               --------------------------------------------
Robert J. Birnbaum                                    $25,300
James E. Grinnell(8)                                  $75,300
Richard W. Lowry                                      135,300
William E. Mayer                                      132,300
John J. Neuhauser                                     132,510

SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Trustee/Director as of February 1, 2002 (i) in each of the Funds and (ii) in all Liberty Funds overseen by the Trustee/Director.

                                                                                                 Aggregate Dollar Range of
                                       Dollar Range of Equity        Dollar Range of Equity    Equity Securities Owned in All
                                       Securities Owned in the      Securities Owned in the     Funds Overseen by Trustee in
Name of Trustee/Director                    Equity Fund                   Growth Fund              Liberty Fund Complex
------------------------                    -----------                   -----------              --------------------
DISINTERESTED TRUSTEES/DIRECTORS
Robert J. Birnbaum                       $50,001-$100,000               $10,001-$50,000               $50,001-$100,000
James E. Grinnell                         Over $100,000                $50,001-$100,000                 Over $100,000
Richard W. Lowry(9)                       Over $100,000                 $10,001-$50,000                 Over $100,000
John J. Neuhauser(8)                        $1-10,000                      $1-10,000                    Over $100,000

INTERESTED TRUSTEES/DIRECTORS

William E. Mayer(8)                         $1-$10,000                    $1-$10,000                  $50,001-$100,000

----------

(8) In connection with the combination of the Liberty and Stein Roe boards of trustees, Mr. Grinnell will receive $50,000 for retiring prior to the Liberty board's mandatory retirement age. This payment will continue for the lesser of two years or until the date Mr. Grinnell would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by LFC prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.

(9) Trustee/Director also serves as a Trustee of Liberty Fund Complex.

REQUIRED VOTE

A plurality of votes cast at the Meeting, if a quorum is represented, is required for the election of each Trustee/Director. Since the number of Trustees of the Equity Fund has been fixed at five and since there are four currently serving Trustees who are not subject to election at the Meeting, this means that the one person receiving the highest number of votes will be elected. Since the number of Directors of the Growth Fund has been fixed at five and since there are three currently serving Directors who are not subject to election at this Meeting, this means that the two persons receiving the highest number of votes will be elected.

PROPOSAL 2.    TO APPROVE PORTFOLIO MANAGEMENT AGREEMENTS

BACKGROUND - THE MULTI-MANAGER METHODOLOGY

The Funds allocate their portfolio assets on an approximately equal basis among a number of independent investment management firms (Portfolio Managers) recommended by LAMCO, currently five in number for the Equity Fund and three in number for the Growth Fund, each of which employs a different investment style, and from time to time rebalances the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles. The Funds' multi-manager methodology is based on the premise that most investment management firms consistently employ a distinct investment style which causes them to emphasize stocks with particular characteristics, and that, because of changing investor preferences, any given investment style will move into and out of market favor and will result in better performance under certain market conditions but poorer performance under other conditions. The Funds' multi-manager methodology seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager were employed.

The Portfolio Managers recommended by LAMCO represent a blending of different styles which, in its opinion, is appropriate for each Fund's investment objective and which is sufficiently broad so that at least one of such styles can reasonably be expected to be in relative market favor in all reasonably foreseeable market conditions. LAMCO continuously analyzes and evaluates the investment performance and portfolios of the Funds' Portfolio Managers and from time to time recommends changes in the Portfolio Managers. Such recommendations could be based on factors such as a change in a Portfolio Manager's investment style or a Portfolio Manager's divergence from the investment style for which it was selected, changes deemed by LAMCO to be potentially adverse in a Portfolio Manager's personnel or ownership or other structural or organizational changes affecting the Portfolio Manager, or a deterioration in a Portfolio Manager's investment performance when compared to that of other investment management firms employing similar investment styles. Portfolio Manager changes may also be made to change the mix of investment styles employed by the Funds' Portfolio Managers. Portfolio Manager changes, as well as rebalancings of the Funds' portfolio among the Portfolio Managers, may result in portfolio turnover in excess of what would otherwise be the case. Increased portfolio turnover results in increased brokerage commission and transaction costs, and may result in the recognition of additional capital gains.

Under the terms of an exemptive order issued to the Funds and LAMCO by the Securities and Exchange Commission, the Funds may enter into a portfolio management agreement with a new or additional Portfolio Manager recommended by LAMCO in advance of shareholder approval, provided that the new agreement is at a fee no higher than that provided in, and is on other terms and conditions substantially similar to, the Funds' agreements with its other Portfolio Managers, and that its continuance is subject to approval by shareholders at the Funds' regularly scheduled annual meeting next following the date of the portfolio management agreement with the new or additional Portfolio Manager. Accordingly, the Funds' portfolio management agreements with TCW Investment Mangement Company and the Equity Fund's portfolio management agreement with Schneider Capital Management Corporation are being submitted for shareholder approval at the Meeting.

NEW PORTFOLIO MANAGEMENT AGREEMENT: TCW INVESTMENT MANAGEMENT COMPANY

The TCW Group Inc. (The TCW Group) and Societe Generale S.A. (Societe Generale) through its wholly-owned subsidiary, Societe Generale Asset Management, S.A.
(SGAM), purchased The TCW Group and its subsidiaries, including TCW Investment Management Company (TCW), one of the Funds' Portfolio Managers. Consummation of the transaction constitutes a change of control of TCW and an automatic termination of the portfolio management agreement. LAMCO recommended and the Board of Trustees/Directors of the Funds on June 20, 2001, approved the new portfolio management agreement. In addition, the Funds' shareholders approved on November 1, 2001 the new portfolio management agreements when the asset management business of LFC, including LAMCO, was acquired by Fleet National Bank. The Funds' new portfolio management agreements are identical in substance to the corresponding current portfolio management agreements.

TCW is located at 865 South Figueroa Street, Los Angeles, CA 90017. Established in 1971, TCW Group's direct and indirect subsidiaries, including TCW, provide a variety of trust, investment management and investment advisory services. SGAM owns 51% of the TCW Group. SGAM is a wholly owned subsidiary of Societe Generale. SGAM is located at 92708 place de la Corpole, 92078 Paris, France. Societe Generale is located at 29 Boulevard Haussman, 75009, Paris, France. The employees, management and other shareholders of the TCW Group own the remaining 49% of the company. Under the terms of the agreement between the TCW Group and SGAM, SGAM will acquire an additional 19% interest in the TCW Group over the course of the next five years. SGAM and TCW have stated their intention to maintain the personnel, processes, investment strategy and operations of TCW, which will continue to operate under the TCW brand name. As of December 31, 2001, TCW and its affiliates had over $87.7 billion in assets under management or committed to management.

The following are the directors and principal executive officers of TCW:

Name and Address                   Position with TCW            Principal Occupation
----------------                   -----------------            --------------------
Alvin Robert Albe, Jr.             Director, President and      Director, President and CEO of TCW; Director of TCW
865 South Figueroa Street          Chief Executive Officer      Asia Limited; Director and Executive Vice President
Los Angeles, CA 90017                                           and Chief Marketing Officer of TCW Advisors, Inc.
                                                                (TCWA), Director and Executive Vice President of
                                                                TCW London International, Limited, TCW Asset
                                                                Management Company (TAMCO) and Trust Company of the
                                                                West (TCofW); Executive Vice President of TCW
                                                                Group.

Thomas Ernest Larkin, Jr.          Director and Vice Chairman   Director and Vice Chairman of the Board of TCW,
865 South Figueroa Street          of the Board                 TCWA, TAMCO, TcofW and TCW Group.
Los Angeles, CA 90017

Marc Irwin Stern                   Director and Chairman of     Chairman of the Board of TCW, London and Asia;
865 South Figueroa Street          the Board                    Director and Managing Director of TCW/Latin America
Los Angeles, CA 90017                                           Partners, LLC; Director of TCW/Crescent Mezzanine,
                                                                LLC; Director and Vice Chairman of TCofW and TCWA;
                                                                Director, Vice Chairman and President of TAMCO;
                                                                Director, and President of TCW Group.

Mr. Glen E. Bickerstaff, Group Managing Director U.S. Equities, manages that portion of the Equity Fund's portfolio assigned to TCW. Prior to joining TCW in 1998, Mr. Bickerstaff was a portfolio manager at Transamerica Investment Services.

Mr. Douglas E. Foreman, Group Managing Director and Chief Investment Officer U.S. Equities, manages that portion of the Growth Fund's portfolio assigned to TCW.

Reference is made to MANAGEMENT - Portfolio Transactions and Brokerage below for the direction by the Funds' Portfolio Managers, including TCW, of Fund portfolio transactions to broker-dealers that make certain research services available to LAMCO.

TERMS OF PORTFOLIO MANAGEMENT AGREEMENT WITH TCW

The portfolio management agreement with TCW is at the same fee rates and is on other terms and conditions substantially similar to those of the portfolio management agreements with the Equity Fund's four other Portfolio Managers and the Growth Funds' two other Portfolio Managers. A copy of each portfolio management agreement with TCW is attached to this proxy statement as Appendix B.

Under the Funds' portfolio management agreements (including that with TCW), each Portfolio Manager has discretionary investment authority (including the selection of brokers and dealers for the execution of the Funds' portfolio transactions) with respect to the portion of the Funds' assets allocated to it by LAMCO from time to time, subject to the Funds' investment objective and policies, to the supervision and control of the Trustees/Directors, and to instructions from LAMCO. The Portfolio Managers are required to use their best professional judgment in making timely investment decisions for the Funds. The Portfolio Managers, however, will not be liable for actions taken or omitted in good faith and believed to be within the authority conferred by their portfolio management agreements and without willful misfeasance, bad faith or gross negligence.

From the fund management fees it receives from the Equity Fund (0.80% per annum of the Equity Fund's average weekly net asset value up to $400 million, 0.72% per annum of such average weekly net asset value exceeding $400 million up to and including $800 million, 0.648% of such average weekly net asset value exceeding $800 million up to and including $1.2 billion, and 0.584% of such average weekly net asset value in excess of $1.2 billion), LAMCO pays each of the Equity Fund's Portfolio Managers 0.40% per annum of the average weekly net asset value of the portion of the Equity Fund's assets managed by that Portfolio Manager, with such rate reduced to 0.36% per annum of the Portfolio Managers' allocable portions of the Equity Fund's average weekly net asset value in excess of $400 million up to and including $800 million, 0.324% of their allocable portions of such average weekly net asset value exceeding $800 million up to and including $1.2 billion, and 0.292% of their allocable portions of such average weekly net asset value exceeding $1.2 billion. For the fiscal year ended December 31, 2001, TCW received $[XX] for its portfolio management services to the Equity Fund. As of December 31, 2001, the Equity Fund's net assets were $1.1 billion, of which $802,251 was managed by TCW.

From the fund management fees it receives from the Growth Fund (0.80% per annum of the Growth Fund's average weekly net asset value up to $300 million, and 0.72% per annum of the Growth Fund's average weekly net asset value in excess of $300 million), LAMCO pays each Portfolio Manager a quarterly portfolio management fee at the rate of 0.10% (0.40% annually) of the Portfolio Manager's Percentage (as defined in Schedule C of Appendix B) of the average weekly net assets of the Growth Fund up to and including $300 million, and 0.09% (0.36% annually) of the Portfolio Manager's Percentage of the average weekly net assets of the Growth Fund exceeding $300 million. "Portfolio Manager's Percentage" means the percentage obtained by dividing the average weekly net assets of the portion of the Growth Fund's assets assigned to that Portfolio Manager by the total of the Growth Fund's average weekly net assets. For the fiscal year ended December 31, 2001, TCW received $347,941 million for its portfolio management services to the Growth Fund. As of December 31, 2001, the Growth Fund's net assets were $161 million, of which $___ was managed by TCW.

If approved by shareholders at the Meeting, the portfolio management agreements with TCW will remain in effect until July 31, 2002 and will continue thereafter until terminated by the Funds or the Portfolio Manager, provided such continuance is approved at least annually by the Board of Trustees/Directors, including a majority of the independent Trustees/Directors, or by the vote of a "majority of the outstanding voting securities" (as defined under Required Vote below) of the Funds.

OTHER FUNDS MANAGED BY TCW

In addition to the management services provided by TCW to the Funds, TCW also provides management services to other investment companies. Information with respect to the assets of and management fees payable to TCW by those funds having investment objectives similar to those of the Funds is set forth below:

Equity Fund                                                    Total Net Assets at            Annual Management
                                                                December 31, 2001                 as a % of
Fund                                                              (in millions)           Average Daily Net Assets
----                                                              -------------           ------------------------
Enterprise Group of Funds, Inc. Equity Fund                           $145.2                      0.40%(10)
Enterprise Accumulation Trust Equity Portfolio                        $347.4                      0.40%(11)
TCW Galileo Select Equities Fund                                    $1,391.5                      0.75%
The Vantagepoint Funds Growth Fund                                    $698.0                      0.70%(12)
Consulting Group Capital Markets Fund                                 $589.0                      0.40%(13)
  Large Capitalization Growth Investments
Asset Mark Large Cap Growth Fund                                       $16.4                      0.45%
Frank Russell Investment Company Select                                  9.9                      0.45%
  Growth Fund
AXA Premier Funds Trust -Large Cap Growth Fund                          $0.0                      0.50%(14)
AXA Premier VIP Trust -Large Cap Growth Fund                            $0.0                      0.50%(15)

----------

(10) Under the fund's management agreement, the fund pays TCW a fee at the annual rate of 0.40% of the first $100 million of the average daily net assets of the fund and 0.30% in excess of $100 million.

(11) Under the fund's management agreement, the fund pays TCW a fee at the annual rate of 0.40% of the first $1 billion of the average daily net assets of the fund and 0.30% in excess of $1 billion.

(12) Under the fund's management agreement, the fund pays TCW a fee at the annual rate of 0.70% of the first $25 million of the average daily net assets of the fund, 0.50% of the next $25 million of the average daily net assets of the fund, 0.45% of the next $50 million of the average daily net assets of the fund, 0.40% of the next $400 million of the average daily net assets of the fund and 0.35% in excess of $400 million.

(13) Under the fund's management agreement, the fund pays TCW a fee at the annual rate of 0.40% of the first $500 million of the average daily net assets and 0.35% thereafter.

(14) Under the fund's management agreement, the fund pays TCW a fee at the annual rate of 0.50% of the first $100 million of the average daily net assets and 0.40% thereafter.

(15) Under the fund's management agreement, the fund pays TCW a fee at the annual rate of 0.50% of the first $100 million of the average daily net assets and 0.40% thereafter.

Growth Fund                                                    Total Net Assets at            Annual Management
                                                                December 31, 2001                 as a % of
Fund                                                              (in millions)           Average Daily Net Assets
----                                                              -------------           ------------------------
TCW Galileo Aggressive Growth Equities Fund                           $147.3                      1.00%
Morgan Stanley Capital Opportunities Trust                            $878.9                      0.75%(16)
Asset Mark Small/Mid Cap Growth Fund                                    $4.2                      0.45%
MS Select Dimensions Investment Series-Capital                         $66.8                      0.625%(17)
Opportunities Fund

REQUIRED VOTE

Approval of the portfolio management agreements with TCW requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund, which, under the Investment Company Act of 1940, means the affirmative vote of the lesser of (a) 67% or more of the shares of each Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. See INFORMATION ABOUT THE MEETING below.

In the event that the shareholders of the Funds fail to approve the portfolio management agreements with TCW, the portfolio management agreements will terminate and LAMCO will cause the portfolio assets under management by TCW to be reallocated to one or more of the other Portfolio Managers or invested in money market instruments or other cash equivalent holdings pending the reappointment of TCW or the appointment of a new Portfolio Manager.

THE BOARD OF TRUSTEES/DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE PORTFOLIO MANAGEMENT AGREEMENTS WITH TCW.

NEW PORTFOLIO MANAGEMENT AGREEMENT: SCHNEIDER CAPITAL MANAGEMENT CORPORATION

LAMCO continuously monitors and evaluates the Equity Fund's portfolio managers on a quantitative and qualitative basis. The evaluation process focuses on, but is not limited to, the firm's philosophy, investment process, people and performance. After evaluation based on the aforementioned criteria that LAMCO deemed it was necessary to terminate Westwood Management Corporation Inc. (Westwood), a Portfolio Manager of the Equity Fund since November 3, 1997, whose portfolio management agreement

----------

(16) Under the fund's management agreement, the fund pays the investment manager a fee at the annual rate of 0.75% of the first $500 million of the average daily net assets, 0.725% of the next $1.5 billion, 0.70% of the next $1.0 billion and 0.675% in excess of $3 billion. The investment manager pays TCW monthly compensation equal to 40% of this fee.

(17) Under the fund's management agreement, the fund pays the investment manager a fee at the annual rate of 0.625% of the first $500 million of the average daily net assets and 0.60% thereafter. The investment manager pays TCW monthly compensation equal to 40% of this fee.

with the Equity Fund had been ratified most recently by shareholders on September 26, 2001. LAMCO in February, 2002, determined to replace Westwood with Schneider Capital Management (Schneider). LAMCO first analyzed information regarding the personnel, investment process and performance of a large number of investment management firms. LAMCO then analyzed the candidates in terms of their historic returns, volatility and portfolio characteristics when combined with those of the Equity Fund's four other Portfolio Managers. In making its recommendation, the Board has relied upon and given equal consideration to each of the factors presented to them by LAMCO. Based on the foregoing and on LAMCO's qualitative analysis, LAMCO recommended, and the Board of Trustees on February 12, 2002, approved, the termination of the Equity Fund's portfolio management agreement with Westwood and its replacement with Schneider, effective March 1, 2002.

Schneider, located at 460 East Swedesford Road, Wayne, PA 19087, is an independently-owned firm founded in 1996 by Arnold C. Schneider III. Mr. Schneider serves as President and Chief Investment Officer of Schneider and manages that portion of the Equity Fund's portfolio assigned to Schneider. Prior to founding Schneider, Mr. Schneider was a Senior Vice President and Partner of the Wellington Management Company. Schneider is 100% employee-owned. As of December 31, 2001, Schneider managed approximately $1.6 billion in assets.

The following are the directors and principal executive officer of Schneider.

Name and Address                   Position with Schneider      Principal Occupation
----------------                   -----------------------      --------------------
Arnold C. Schneider III            Chairman, President and      Chairman, President and Chief Investment
                                   Chief Investment Officer     Officer of Schneider

Reference is made to MANAGEMENT - Portfolio Transactions and Brokerage below for the direction by the Equity Fund's Portfolio Managers, including Schneider, of Equity Fund portfolio transactions to broker-dealers that make certain research services available to LAMCO.

TERMS OF PORTFOLIO MANAGEMENT AGREEMENT WITH SCHNEIDER

The portfolio management agreement with Schneider is at the same fee rates and is on other terms and conditions substantially similar to those of the portfolio management agreements with the Equity Fund's four other Portfolio Managers and to those of the portfolio management agreement with Westwood. A copy of the portfolio management agreement with Schneider is attached to this proxy statement as Appendix C.

Under the Equity Fund's portfolio management agreements (including that with Schneider), each Portfolio Manager has discretionary investment authority (including the selection of brokers and dealers for the execution of the Equity Fund's portfolio transactions) with respect to the portion of the Equity Fund's assets allocated to it by LAMCO from time to time, subject to the Equity Fund's investment objective and policies, to the supervision and control of the Trustees, and to instructions from LAMCO. The Portfolio Managers are required to use their best professional judgment in making timely investment decisions for the Equity Fund. The Portfolio Managers, however, will not be liable for actions taken or omitted in good faith and believed to be within the authority conferred by their portfolio management agreements and without willful misfeasance, bad faith or gross negligence.

From the fund management fees it receives from the Equity Fund (0.80% per annum of the Equity Fund's average weekly net asset value up to $400 million, 0.72% per annum of such average weekly net asset value exceeding $400 million up to $800 million, 0.648% of such average weekly net asset value exceeding $800 million up to $1.2 billion, and 0.584% of such average weekly net asset value in excess of $1.2 billion), LAMCO pays each of the Equity Fund's Portfolio Managers 0.40% per annum of the average weekly net asset value of the portion of the Equity Fund's assets managed by that Portfolio Manager, with such rate reduced to 0.36% per annum of the Portfolio Managers' allocable portions of the Equity Fund's average weekly net asset value in excess of $400 million up to $800 million, 0.324% of their allocable portions of such average weekly net asset value exceeding $800 million up to $1.2 billion, and 0.292% of their allocable portions of such average weekly net asset value exceeding $1.2 billion. As of December 31, 2001, the Equity Fund's net assets were $1.1 billion.

If approved by shareholders at the Meeting, the portfolio management agreement with Schneider will remain in effect until July 31, 2003, and will continue thereafter until terminated by the Equity Fund or the Portfolio Manager, provided such continuance is approved at least annually by the Board of Trustees, including a majority of the independent Trustees, or by the vote of a "majority of the outstanding voting securities" (as defined under Required Vote below) of the Equity Fund.

OTHER FUNDS MANAGED BY SCHNEIDER

In addition to the management services provided by Schneider to the Fund, Schneider also provides management services to other investment companies. Information with respect to the assets of and management fees payable to Schneider by those funds having investment objectives similar to those of the Fund is set forth below:

                                Total Net Assets at      Annual Management Fee
                                 December 31, 2001             as a % of
Fund                               (in millions)       Average Daily Net Assets
----                               -------------       ------------------------
Impact Total Return Fund               $6.3                      0.60%

REQUIRED VOTE

Approval of the portfolio management agreement with Schneider requires the affirmative vote of a "majority of the outstanding voting securities" of the Equity Fund, which, under the Investment Company Act of 1940, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Equity Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. See INFORMATION ABOUT THE MEETING below.

In the event that the shareholders of the Equity Fund fail to approve the portfolio management agreement with Schneider, the portfolio management agreement will terminate and LAMCO will cause the portfolio assets under management by Schneider to be reallocated to one or more of the other Portfolio Managers or invested in money market instruments or other cash equivalent holdings pending the reappointment of Schneider or the appointment of a new Portfolio Manager.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE PORTFOLIO MANAGEMENT AGREEMENT WITH SCHNEIDER.

PROPOSAL 3.    RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

By vote of the Board of Trustees/Directors, including the vote of the non-interested Trustees/Directors, the firm of PricewaterhouseCoopers LLP (PWC) has been selected as independent accountants for the Funds for the year ending December 31, 2002. Such selection is being submitted to the shareholders for ratification. The employment of PWC is conditioned on the right of the Funds by majority vote of its shareholders to terminate such employment. Such firm has acted as independent accountants for the Funds since September 30, 1999. Prior to September 30, 1999, KPMG LLP acted as independent auditors for the Funds since 1986, commencement of operations for the Equity Fund, and 1985, commencement of operations for the Growth Fund.

The services provided by the Funds' independent accountants include examination of their annual financial statements, assistance and consultation in connection with SEC filings, and review of the Funds' annual federal income tax returns. Representatives of PWC are expected to be present at the Meeting, will be given the opportunity to make a statement if they should so desire and will be available to respond to appropriate questions.

REQUIRED VOTE

A majority of the votes cast at the Meeting of each Fund, if a quorum is represented, is required for the ratification of selection of the independent accountants for that Fund.

OTHER BUSINESS

The Board of Trustees/Directors knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the Board that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

MANAGEMENT

LAMCO, One Financial Center, Boston, MA 02111, is the Funds' manager. On November 1, 2001, LFC, the former parent of LAMCO, completed the sale of its asset management business, including LAMCO, to Fleet National Bank, an indirect wholly owned subsidiary of FleetBoston. FleetBoston is located at 100 Federal Street, Boston, Massachusetts 02210. LAMCO's Board of Directors is comprised of Keith T. Banks, Chief Investment Officer and Chief Executive Officer of Columbia Management Group, Inc. (Columbia), an indirect wholly owned subsidiary of FleetBoston, Joseph R. Palombo, Chief Operating Officer of Columbia and Roger Sayler, Executive Vice President of Columbia. Pursuant to the Fund Management Agreements with the Funds, LAMCO implements and operates the Funds' multi-manager methodology described under PROPOSAL 2 above and has overall supervisory responsibility for the general management and investment of the Funds' securities portfolio, subject to the Funds' investment objective and policies and any directions of the Trustees/Directors. LAMCO recommends to the Board of Trustees/Directors multiple independent investment management firms (currently five for the Equity Fund and currently three for the Growth Fund) for appointment as Portfolio Managers of the Funds, each of which employs a different investment style, and from time to time rebalances the Funds' portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among the investment styles and/or strategies practiced by them throughout all market cycles. LAMCO continuously analyzes and evaluates the investment performance and portfolios of the Fund Portfolio Managers and from time to time recommends changes in the Portfolio Managers.

LAMCO also is responsible under the Fund Management Agreements for the provision of administrative services to the Funds, including the provision of office space, shareholder and broker-dealer communications, compensation of all officers and employees of the Funds who are officers or employees of LAMCO or its affiliates, and supervision of transfer agency, dividend disbursing, custodial and other services provided by others. Certain of LAMCO's administrative responsibilities to the Funds have been delegated to their affiliate, Colonial, One Financial Center, Boston, MA 02111. For its administrative services the Equity Fund pays LAMCO an annual fee at the rate of 0.20% of the Equity Fund's average weekly net asset value up to $400 million, 0.18% of such average weekly net asset value exceeding $400 million up to $800 million, 0.162% of such average weekly net asset value exceeding $800 million up to $1.2 billion, and 0.146% of such average weekly net asset value in excess of $1.2 billion. For its administrative services the Growth Fund pays LAMCO an annual fee at the rate of 0.20% of the Growth Fund's average weekly net asset value up to $300 million and 0.18% of such average weekly net asset value exceeding $300 million. This administrative service fee is in addition to each Fund's management fees paid by the Fund to LAMCO described above.

Under the Funds' portfolio management agreements, each Portfolio Manager has discretionary investment authority with respect to the portion of the Funds' assets allocated to it by LAMCO from time to time, subject to the Funds' investment objective and policies, to the supervision and control of the Trustees/Directors, and to instructions from LAMCO. The Portfolio Managers are required to use their best professional judgment in making timely investment decisions for the Fund. The Portfolio Managers, however, will not be liable for actions taken or omitted in good faith and believed to be within the authority conferred by their portfolio management agreements and without willful misfeasance, bad faith or gross negligence.

The names and addresses of the Funds' current Portfolio Managers, including Schneider and TCW, are as follows:

EQUITY FUND
      Boston Partners Asset Management, L.P.
      28 State Street
      Boston, MA  02109

      Mastrapasqua & Associates, Inc.
      814 Church Street, Suite 600
      Nashville, TN  37203

      Oppenheimer Capital
      1345 Avenue of the Americas
      New York, NY  10105-4800

      Schneider Capital Management Corporation
      460 East Swedesford Road
      Wayne, PA  19087

      TCW Investment Management Company
      865 South Figueroa Street
      Los Angeles,  CA 90017

GROWTH FUND
      M.A. Weatherbie & Co., Inc.
      265 Franklin Street
      Boston,  MA 02110

      TCW Investment Management Company
      865 South Figueroa Street
      Los Angeles,  CA 90017

      William Blair & Company, L.L.C.
      222 West Adams Street
      Chicago, IL  60606

PORTFOLIO TRANSACTIONS AND BROKERAGE

Each of the Funds' Portfolio Managers has discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the portion of the Funds' portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The portfolio management agreements with the Funds provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Manager is to seek to obtain best net price and execution for the Funds.

The Portfolio Managers are authorized to cause the Funds to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular transaction or in terms of all the client accounts (including the Fund) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

In addition, under their portfolio management agreements with the Funds and LAMCO, the Portfolio Managers, in selecting brokers or dealers to execute portfolio transactions for the Funds, are authorized to consider (and LAMCO may request them to consider) brokers or dealers that provide to LAMCO, directly or through third parties, research products or services such as research reports; subscriptions to financial publications and research compilations; portfolio analyses; economic reports; compilations of securities prices, earnings, dividends and other data; computer hardware and software, quotation equipment and services used for research; and services of economic or other consultants. The commissions paid on such transactions may exceed the amount of commission another broker would have charged for effecting that transaction. Research products and services made available to LAMCO include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; and related computer hardware and software, all of which are used by LAMCO in connection with its selection and monitoring of Portfolio Managers, the assembly of an appropriate mix of investment styles, and the determination of overall portfolio strategies. These research products and services may also be used by LAMCO in connection with its management of the Funds. In instances where LAMCO receives from or through brokers and dealers products or services which are used both for research purposes and for administrative or other non-research purposes,

LAMCO makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, based primarily on anticipated usage, and pays for the costs attributable to the non-research usage in cash.

LAMCO from time to time reaches understandings with each of the Funds' Portfolio Managers as to the amount of the Funds' portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide or make available research products and services to LAMCO and the commissions to be charged to the Funds in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the market for the types of securities managed by them and other factors.

Although the Funds do not permit a Portfolio Manager to act or have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in accordance with the Funds' procedures adopted pursuant to Rule 17e-1 under the Investment Company Act. During 2001, the Funds had no Fund portfolio transactions placed with a Portfolio Manager or its affiliate.

On February 15, 2000, the SEC issued the Funds exemptive relief from Sections 10(f), 17(a) and 17(e) and Rule 17e-1 under the Investment Company Act of 1940 to permit (1) broker-dealers which are, or are affiliated with, Portfolio Managers of the Funds to engage in principal transactions with, and provide brokerage services to portion(s) of the Funds advised by another Portfolio Manager and (2) the Funds to purchase securities either directly from a principal underwriter which is an affiliate of a Portfolio Manager or from an underwriting syndicate of which a principal underwriter is affiliated with a Portfolio Manager of the Funds.

INFORMATION ABOUT THE MEETING

All proxies solicited by the Board of Trustees/Directors which are properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the election as Trustee of the Equity Fund of the nominee named under PROPOSAL 1, FOR the election as Director of the Growth Fund of the nominees named under PROPOSAL 1, FOR approval of each Fund's Portfolio Management Agreement with TCW referred to under PROPOSAL 2, FOR approval of the Equity Fund's Portfolio Management Agreement with Schneider referred to under PROPOSAL 2 and FOR ratification of the Board's selection of each Fund's independent accountants for 2002 referred to under PROPOSAL 3. Any proxy may be revoked at any time prior to its use by written notification received by the Funds' Secretary, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

The election of the Trustees/Directors is by plurality of votes cast at the Meeting. Approval of the Portfolio Management Agreements with TCW and Schneider each require the affirmative vote of a "majority of the outstanding voting securities" of the Equity Fund, as defined under PROPOSAL 2 above. Approval of the Portfolio Management Agreement with TCW requires the affirmative vote of a "majority of the outstanding voting securities" of the Growth Fund, as defined under PROPOSAL 2 above. Ratification of the selection of each Fund's independent accountants requires the affirmative vote of a majority of each Fund's votes cast at the Meeting, a quorum being present. Only shareholders of record on February 1, 2002 may vote.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. If a proposal must be approved by a percentage of votes cast on the proposal, abstentions and broker non-votes will not be counted as "votes cast" on the proposal and will have no effect on the result of the vote. If the proposal must be approved by a percentage of shares present at the meeting or of the Funds' outstanding shares, abstentions and broker non-votes will have the effect of votes against the proposal. "Broker non-votes" occur where: (i) shares are held by brokers or nominees, typically in "street name;" (ii) instructions have not been received from the beneficial owners or persons entitled to vote; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

All shareholders of record on February 1, 2002, are entitled to one vote for each share held. Based on filings made by such holders pursuant to Sections 13(d) and 16(a) of the Securities Exchange Act of 1934 (Exchange Act), the following entities owned of record more than five percent of the outstanding shares of the Funds:

                                           No. of Shares             Percent of               Shares Issued and
Name and Address                               Owned             Outstanding Shares       Outstanding at Feb. 1, 2002
----------------                               -----             ------------------       ---------------------------
Equity Fund

Cede & Co. Fast                             98,339,507                 92.38%                     106,447,090
Depository Trust Co.
55 Water Street, 25th Floor
New York, NY  10004

Growth Fund

Cede & Co. Fast                             17,097,746                 86.99%                      19,654,168
Depository Trust Co.
55 Water Street, 25th Floor
New York, NY  10004

To the knowledge of the Funds, on the record date for the Meeting no other shareholder owned beneficially, as defined by Rule 13d-3 under the Exchange Act, more than 5% of the outstanding shares of the Funds.

In the event a quorum is present at the Meeting but sufficient votes to approve any of the above proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such adjournment and will vote those proxies required to be voted for rejection of such proposal against any such adjournment.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Funds' Trustees /Directors and officers and persons who own more than ten percent of the Funds' outstanding shares and certain officers and directors of LAMCO

(collectively, "Section 16 reporting persons"), to file with the SEC initial reports of ownership and reports of changes in ownership of Fund shares. Section 16 reporting persons are required by SEC regulations to furnish the Funds with copies of all Section 16(a) forms they file. To the Funds' knowledge, based solely on a review of the copies of such reports furnished to the Funds and on representations made, all Section 16 reporting persons complied with all Section 16(a) filing requirements applicable to them.

OTHER INFORMATION

THE FUNDS HAVE PREVIOUSLY SENT THEIR ANNUAL REPORTS AND ANY SUBSEQUENT QUARTERLY REPORTS TO THEIR SHAREHOLDERS. YOU CAN OBTAIN A COPY OF THESE REPORTS WITHOUT CHARGE BY WRITING TO LAMCO AT ONE FINANCIAL CENTER, BOSTON, MA 02111, OR BY CALLING 800-241-1850.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

Under the proxy rules of the SEC, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy material for a particular annual shareholders meeting. Under the foregoing proxy rules, proposals submitted for inclusion in the proxy material for the 2003 Annual Meeting must be received by the Funds on or before October 26, 2002. The fact that the Funds receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

I. Composition of the Audit Committee. The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (Funds) that may interfere with the exercise of their independence from management and the Fund and shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc.

II. Purposes of the Audit Committee. The purposes of the Audit Committee are to assist the Board of Trustees/Directors:

      1. in its oversight of the Fund's accounting and financial reporting policies and practices, its internal audit controls and procedures, and, as appropriate, the internal controls of certain service providers;

      2. in its oversight of the quality and objectivity of the Fund's financial statements and the independent audit thereof;

      3. in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and

      4.    in evaluating the independence of the outside auditors.

      The function of the Audit Committee is oversight. Management for the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements. Management and its internal accounting department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit and reviews. The outside auditor for the Fund is ultimately accountable to the Board of Trustees/Directors and Audit Committee of the Fund. The Board of Trustees/Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside accountant (or to nominate the outside accountant to be proposed for shareholder approval in any proxy statement).

III. Meetings of the Audit Committee. The Audit Committee shall meet at least once annually, or more frequently if circumstances dictate. The Audit Committee shall set its agenda and the places and times of its meetings. The Audit Committee may meet alone and outside the presence of management personnel with any certified public accountant and auditor firm rendering reports to the Audit Committee or the Board of Trustees/Directors and with outside legal counsel.

IV. Duties and Powers of the Audit Committee. To carry out its purposes, the Audit Committee shall have the following duties and powers:

      1. The Audit Committee shall review and discuss the audited financial statements and other financial information with management and the independent auditors for the Fund.

      2. The Audit Committee shall review and discuss with the independent auditors:

            a.    the scope of audits and audit reports;

            b. the personnel, staffing, qualifications and experience of the auditor;

            c.    the compensation of the auditor; and

            d. the independence of the auditor, regarding which the Audit Committee shall secure from the auditor the information required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor. The Audit Committee also shall be responsible for recommending that the Board of Trustees/Directors take appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence.

      3. The Audit Committee also shall review and discuss with the independent auditors the matters required to be discussed pursuant to SAS 61, including the following:

            a. the quality, not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Fund in its financial reporting;

            b. the level of responsibility assumed by the auditors in the preparation of the audit;

            c. the initial selection of and changes in significant accounting policies or their application, and the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative consensus or guidance;

            d. the process used by management for the Fund in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates;

            e. the auditor's responsibility for other information in documents containing audited financial statements, any procedures performed, and the results;

            f. any disagreements with management, whether or not satisfactorily resolved, about matters that individually or in the aggregate could be significant to the entity's financial statements or the auditor's report;

            g. any consultations with other accountants and significant matters that were the subject of such consultations;

            h. any major issues discussed with management in connection with the initial or recurring retention of the auditor, including the application of accounting principles and auditing standards; and

            i. any serious difficulties relating to the performance of the audit that the auditor encountered with management.

      4. The Audit Committee shall provide a recommendation to the Board of Trustees/Directors regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund.

      5. The Audit Committee shall prepare the report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Fund's annual proxy statement.

      6. The Audit Committee shall review this charter at least annually and recommend any changes to the full Board of Trustees/Directors; and

      7. The Audit Committee shall report its activities to the full Board of Trustees/Directors on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants at the expense of the Fund.

                                   APPENDIX B

                  PORTFOLIO MANAGEMENT AGREEMENT (EQUITY FUND)

                                November 1, 2001

TCW Investment Management Company
865 South Figueroa Street
Los Angeles, CA  90017

Re: Portfolio Management Agreement

Ladies and Gentlemen:

      Liberty All-Star Equity Fund (the "Fund") is a diversified closed-end investment company registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder.

      Liberty Asset Management Company (the "Fund Manager") evaluates and recommends portfolio managers for the assets of the Fund, and is responsible for the day-to-day corporate management and Fund administration of the Fund.

      1. Employment as a Portfolio Manager. The Fund being duly authorized hereby employs TCW Investment Management Company (the "Portfolio Manager") as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund's assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the "Portfolio Manager Account"). The Fund Manager may, from time to time, allocate and reallocate the Fund's assets among the Portfolio Manager and the other portfolio managers of the Fund's assets.

      2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

      3. Portfolio Management Services of Portfolio Manager. In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the investment objectives, policies and restrictions of the Fund as set forth in its current Registration Statement under the Act, as the same may be modified from time to time (the "Registration Statement"), and the investment restrictions set forth in the Act and the Rules thereunder (as and to the extent set forth in the Registration Statement or in other documentation furnished to the Portfolio Manager by the Fund or the Fund Manager), to the supervision and control of the Board of Trustees of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions which would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies.

      4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The

Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time by the Fund Manager). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

      5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

            A. In doing so, the Portfolio Manager's primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager's overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

            B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

            C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Fund, the Portfolio Manager or any other Portfolio Manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are "affiliated persons" of the Fund or its Portfolio Managers.

      6. Proxies. The Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager.

      7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule C. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

      8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities ("Client Accounts"), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

      9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of
Section 17(i) of the Act).

      10. Confidentiality. Subject to the duty of the Portfolio Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

      11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager.

      12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

            A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

            B. The Fund will deliver to the Portfolio Manager a true and complete copy of its then current registration statement as effective from time to time and such other documents governing the investment of the Fund Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

      13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

            A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

            B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time by the Fund Manager). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

            C. It will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act. Within 45 days of the end of each year while this Agreement is in effect, an officer or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.

            D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, employees and affiliates which the Fund may reasonably require in connection with the preparation of its Registration Statement or amendments thereto, proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

            E. Reference is hereby made to the Declaration of Trust dated August 20, 1986 establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty All-Star Equity Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability hereunder or in connection with the affairs of the Fund, but only the trust estate under said Declaration of Trust is liable under this Agreement. Without limiting the generality of the foregoing, neither the Portfolio Manager nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Fund.

      14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Board of Trustees and the Shareholders of the Fund as and to the extent required by the Act.

      15. Effective Date; Term. This Agreement shall continue until July 31, 2003 and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund's Board of

Trustees or (ii) a vote of a "majority" (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event such continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval and provided further that, in accordance with the conditions of the application of the Fund and Fund Manager for an exemption from 15(a) of the Act (Rel. Nos. IC 19436 and 19491), the continuance of this Agreement shall be subject to approval by such "majority" of the Fund's outstanding voting securities at the regularly scheduled annual meeting of shareholders of the Fund next following the date of this Agreement. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the Rules and Regulations thereunder.

      16. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days' written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days' written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

      17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

      18. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.

LIBERTY ALL-STAR EQUITY FUND

By: ________________________________________
Title:


LIBERTY ASSET MANAGEMENT COMPANY

By: ________________________________________
Title:


ACCEPTED:

TCW INVESTMENT MANAGEMENT COMPANY

By: ________________________________________
Title:

TCW INVESTMENT MANAGEMENT COMPANY

By: ________________________________________
Title:

SCHEDULES:      A.    Operational Procedures For Portfolio Transactions
                      [omitted]
                B.    Record Keeping Requirements
                C.    Fee Schedule

                          LIBERTY ALL-STAR EQUITY FUND

                         PORTFOLIO MANAGEMENT AGREEMENT

                                   SCHEDULE B

RECORDS TO BE MAINTAINED BY THE PORTFOLIO MANAGER

1. (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Portfolio Manager on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

      A.    The name of the broker;

      B. The terms and conditions of the order and of any modifications or cancellation thereof;

      C.    The time of entry or cancellation;

      D.    The price at which executed;

      E.    The time of receipt of a report of execution; and

      F.    The name of the person who placed the order on behalf of the Fund.

2.    (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
      (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

      A.    Shall include the consideration given to:

            (i)   The sale of shares of the Fund by brokers or dealers.

            (ii) The supplying of services or benefits by brokers or dealers to:

                  (a)   The Fund;

                  (b)   The Manager (Liberty Asset Management Company);

                  (c)   The Portfolio Manager; and

                  (d)   Any person other than the foregoing.

            (iii) Any other consideration other than the technical
                  qualifications of the brokers and dealers as such.

      B.    Shall show the nature of the services or benefits made available.

      C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

      D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.(1)

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under
      Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Portfolio Manager's transactions with the Fund.

----------

(1) Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation: i.e., buy, sell, hold) or any internal reports or portfolio manager reviews.

                                   SCHEDULE C

                              PORTFOLIO MANAGER FEE

      For services provided to the Fund Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a monthly fee for the previous calendar month in the amount of 1/12(th) of: 0.40% of the amount obtained by multiplying the Portfolio Manager's Percentage (as hereinafter defined) times the Average Total Fund Net Assets (as hereinafter defined) up to $400 million; 0.36% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $400 million up to and including $800 million; 0.324% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $800 million up to and including $1.2 billion; 0.292% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $1.2 billion.

      "Portfolio Manager's Percentage" means the percentage obtained by dividing
(i) the average of the net asset values of the Fund Account as of the close of the last business day of the New York Stock Exchange in each calendar week during the preceding calendar month, by (ii) the Average Total Fund Net Assets.

      "Average Total Fund Net Assets" means the average of the net asset values of the Fund as a whole as of the close of the last business day of the New York Stock Exchange in each calendar week during the preceding calendar month.

      The fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month.

                  PORTFOLIO MANAGEMENT AGREEMENT (GROWTH FUND)

                                November 1, 2001

TCW Investment Management Company
865 South Figueroa Street
Los Angeles, CA  90017

Re: Portfolio Management Agreement

Ladies and Gentlemen:

      Liberty All-Star Growth Fund, Inc. (the "Fund") is a diversified closed-end investment company registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder.

      Liberty Asset Management Company (the "Fund Manager") evaluates and recommends portfolio managers for the assets of the Fund, and is responsible for the day-to-day administration of the Fund.

      1. Employment as a Portfolio Manager. The Fund being duly authorized hereby employs TCW Investment Management Company (the "Portfolio Manager") as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund's assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the "Portfolio Manager Account"). The Fund Manager may, from time to time, allocate and reallocate the Fund's assets among the Portfolio Manager and the other portfolio managers of the Fund's assets.

      2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

      3. Portfolio Management Services of Portfolio Manager. In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the investment objectives, policies and restrictions of the Fund as set forth in its current Registration Statement under the Act, as the same may be modified from time to time (the "Registration Statement"), and the investment restrictions set forth in the Act and the Rules thereunder (as and to the extent set forth in the Registration Statement or in other documentation furnished to the Portfolio Manager by the Fund or the Fund Manager), to the supervision and control of the Board of Directors of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions which would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies.

      4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the

Portfolio Manager Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time by the Fund Manager). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

      5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

            A. In doing so, the Portfolio Manager's primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager's overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

            B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account.

            C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with itself or any broker or dealer which is an "affiliated person" (as defined in the Act) of the Fund, the Portfolio Manager or any other Portfolio Manager of the Fund without the prior written approval of the Fund except in accordance with SEC Exemptive Order No. 24288 dated February 15, 2000, a copy of which has been furnished to the Portfolio Manager, and Rule 17e-1 procedures as approved by the Fund's Directors from time to time. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are "affiliated persons" of the Fund or its Portfolio Managers.

      6. Proxies. The Fund will vote or direct the voting of all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested in accordance with authorization provided by the Fund Manager from time to time.

      7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule C. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

      8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities ("Client Accounts"), and that the Portfolio Manager, its affiliates or any of its or their directors, members, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

      9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of Section 17 of the Act).

      10. Confidentiality. Subject to the duty of the Portfolio Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

      11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager.

      12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

            A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

            B. The Fund has delivered to the Portfolio Manager such instructions governing the investment of the Portfolio Manager Account as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

            C. Upon certification by the Portfolio Manager that it has adopted a written code of ethics and procedures reasonably necessary to prevent access persons, as defined by said code of ethics, from violating the anti-fraud provisions of Rule 17j-1 under the Act, the Fund will not unreasonably withhold its approval of the code of ethics adopted by the Portfolio Manager provided that the Portfolio Manager certifies to the Fund that in all other material respects the Portfolio Manager's code of ethics complies with Rule 17j-1.

      13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

            A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

            B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time by the Fund Manager). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

            C. It will adopt and maintain a written code of ethics complying with the requirements of Rule 17j-1 and submit same and any amendments thereto promptly to the Fund, but not less often than annually. The Portfolio Manager agrees that it will notify the Fund within 15 days of adopting material changes to its code of ethics. While this Agreement is in effect, an officer or general partner of the Portfolio Manager shall certify annually to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 during the previous year and has procedures reasonably necessary to prevent access persons from violating the Portfolio Manager's code of ethics. On an annual basis, the Portfolio Manager shall provide a written report to the Fund describing any issues arising under its code of ethics or procedures since the last report was so submitted, including information about material violations of the code or procedures and any action taken in response to such violations. Upon the written request of the Fund, the Portfolio Manager shall permit the Fund to examine the reports required to be maintained by the Portfolio Manager under Rule 17j-1(c)(l).

            D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, employees and affiliates which the Fund may reasonably require in connection with the preparation of its Registration Statement or amendments thereto, proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

      14. Amendment. This Agreement may be amended at any time, but (except for Schedules A and B which may be amended by the Fund Manager acting alone) only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Board of Trustees and the Shareholders of the Fund as and to the extent required by the Act.

      15. Effective Date; Term. This Agreement shall continue until July 31, 2003 and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund's Board of Directors or (ii) a vote of a "majority" (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event such continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the Rules and Regulations thereunder.

      16. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days' written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days' written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

      17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

      18. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.

IN WITNESS WHEREOF, the parties have hereunto set their hands as of the date first written above.

LIBERTY ALL-STAR GROWTH FUND, INC.

By: ________________________________________
Title:

LIBERTY ASSET MANAGEMENT COMPANY

By: ________________________________________
Title:


ACCEPTED:

TCW INVESTMENT MANAGEMENT COMPANY

By: ________________________________________
Title:


TCW INVESTMENT MANAGEMENT COMPANY

By: ________________________________________
Title:

SCHEDULES:      A.    Operational Procedures For Portfolio Transactions
                      [omitted]
                B.    Record Keeping Requirements
                C.    Fee Schedule

                       LIBERTY ALL-STAR GROWTH FUND, INC.

                         PORTFOLIO MANAGEMENT AGREEMENT
                                   SCHEDULE B

RECORDS TO BE MAINTAINED BY THE PORTFOLIO MANAGER

1. (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Portfolio Manager on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

      A.    The name of the broker;

      B. The terms and conditions of the order and of any modifications or cancellation thereof;

      C.    The time of entry or cancellation;

      D.    The price at which executed;

      E.    The time of receipt of a report of execution; and

      F.    The name of the person who placed the order on behalf of the Fund.

2.    (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
      (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

      A.    Shall include the consideration given to:

            (i)   The sale of shares of the Fund by brokers or dealers.

            (ii) The supplying of services or benefits by brokers or dealers to:

                  (a)   The Fund;

                  (b)   The Manager (Liberty Asset Management Company);

                  (c)   The Portfolio Manager; and

                  (d)   Any person other than the foregoing.

            (iii) Any other consideration other than the technical
                  qualifications of the brokers and dealers as such.

      B.    Shall show the nature of the services or benefits made available.

      C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

      D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.(1)

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under
      Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Portfolio Manager's transactions with the Fund.

----------

(1) Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation: i.e., buy, sell, hold) or any internal reports or portfolio manager reviews.

                                   SCHEDULE C

PORTFOLIO MANAGER FEE

      For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the fifth business day of each calendar quarter, a fee for the previous calendar quarter at the rate of:

            - .10% (.40% annually) of the Portfolio Manager's Percentage (as defined below) of the average weekly net assets of the Fund up to and including $300 million; and

            - .09% (.36% annually) of the Portfolio Manager's Percentage of the average weekly net assets of the Fund exceeding $300 million.

      Each quarterly payment set forth above shall be based on the average weekly net assets during such previous calendar quarter. The fee for the period from the date this Agreement becomes effective to the end of the calendar quarter in which such effective date occurs will be prorated according to the proportion that such period bears to the full quarterly period. Upon any termination of this Agreement before the end of a calendar quarter, the fee for the part of that calendar quarter during which this Agreement was in effect shall be prorated according to the proportion that such period bears to the full quarterly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Portfolio Manager, the value of the Fund's net assets will be computed at the times and in the manner specified in the Registration statement as from time to time in effect.

      "Portfolio Manager's Percentage" means the percentage obtained by dividing the average weekly net assets in the Portfolio Manager Account by the Fund's average weekly net assets.

                                   APPENDIX C

                  PORTFOLIO MANAGEMENT AGREEMENT (EQUITY FUND)

                                  March 1, 2002

Schneider Capital Management Corporation
460 East Swedesford Road
Wayne, PA 19087

Re: Portfolio Management Agreement

Ladies and Gentlemen:

      Liberty All-Star Equity Fund (the "Fund") is a diversified closed-end investment company registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder.

      Liberty Asset Management Company (the "Fund Manager") evaluates and recommends portfolio managers for the assets of the Fund, and is responsible for the day-to-day corporate management and Fund administration of the Fund.

      1. Employment as a Portfolio Manager. The Fund being duly authorized hereby employs Schneider Capital Management Corporation (the "Portfolio Manager") as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund's assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the "Portfolio Manager Account"). The Fund Manager may, from time to time, allocate and reallocate the Fund's assets among the Portfolio Manager and the other portfolio managers of the Fund's assets.

      2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

      3. Portfolio Management Services of Portfolio Manager. In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the investment objectives, policies and restrictions of the Fund as set forth in its current Registration Statement under the Act, as the same may be modified from time to time (the "Registration Statement"), and the investment restrictions set forth in the Act and the Rules thereunder (as and to the extent set forth in the Registration Statement or in other documentation furnished to the Portfolio Manager by the Fund or the Fund Manager), to the supervision and control of the Board of Trustees of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions which would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies.

      4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time by the Fund Manager). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

      5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

            A. In doing so, the Portfolio Manager's primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager's overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

            B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

            C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Fund, the Portfolio Manager or any other Portfolio Manager of the Fund without the prior written approval of the Fund except in accordance with SEC Exemptive Order No. 24288 dated February 15, 2000, a copy of which has been furnished to the Portfolio Manager, and Rule 17e-1 procedures as approved by the Fund's Trustees from time to time. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are "affiliated persons" of the Fund or its Portfolio Managers.

      6. Proxies. The Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager.

      7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule C. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

      8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities ("Client Accounts"), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

      9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of
Section 17(i) of the Act).

      10. Confidentiality. Subject to the duty of the Portfolio Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

      11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager.

      12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

            A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

            B. The Fund will deliver to the Portfolio Manager a true and complete copy of its then current registration statement as effective from time to time and such other documents governing the investment of the Fund Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

      13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

            A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

            B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time by the Fund Manager). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

            C. It will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act. Within 45 days of the end of each year while this Agreement is in effect, an officer or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.

            D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, employees and affiliates which the Fund may reasonably require in connection with the preparation of its Registration Statement or amendments thereto, proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

            E. Reference is hereby made to the Declaration of Trust dated August 20, 1986 establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty All-Star Equity Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability hereunder or in connection with the affairs of the Fund, but only the trust estate under said Declaration of Trust is liable under this Agreement. Without limiting the generality of the foregoing, neither the Portfolio Manager nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Fund.

      14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Board of Trustees and the Shareholders of the Fund as and to the extent required by the Act.

      15. Effective Date; Term. This Agreement shall continue until July 31, 2003 and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund's Board of Trustees or (ii) a vote of a "majority" (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event such continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval and provided further that, in accordance with the conditions of the application of the Fund and Fund Manager for an exemption from Section 15(a) of the Act (Rel. Nos. IC 19436 and 19491), the continuance of this Agreement shall be subject to approval by such "majority" of the Fund's outstanding voting securities at the regularly scheduled annual meeting of shareholders of the Fund next following the date of this Agreement. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the Rules and Regulations thereunder.

      16. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days' written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days' written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

      17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

      18. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.

                       LIBERTY ALL-STAR EQUITY FUND

                       By: ________________________________________
                       Name:
                       Title:


                       LIBERTY ASSET MANAGEMENT COMPANY

                       By: ________________________________________
                       Name:
                       Title:

ACCEPTED:

SCHNEIDER CAPITAL MANAGEMENT CORPORATION

By: ________________________________________
Name:
Title:

SCHNEIDER CAPITAL MANAGEMENT CORPORATION

By: ________________________________________
Name:
Title:


SCHEDULES:      A.    Operational Procedures For Portfolio Transactions
                      [omitted]
                B.    Record Keeping Requirements
                C.    Fee Schedule

                          LIBERTY ALL-STAR EQUITY FUND

                         PORTFOLIO MANAGEMENT AGREEMENT

                                   SCHEDULE B

RECORDS TO BE MAINTAINED BY THE PORTFOLIO MANAGER

1. (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Portfolio Manager on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

      A.    The name of the broker;

      B. The terms and conditions of the order and of any modifications or cancellation thereof;

      C.    The time of entry or cancellation;

      D.    The price at which executed;

      E.    The time of receipt of a report of execution; and

      F.    The name of the person who placed the order on behalf of the Fund.

2.    (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
      (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

      A.    Shall include the consideration given to:

            (i)   The sale of shares of the Fund by brokers or dealers.

            (ii) The supplying of services or benefits by brokers or dealers to:

                  (a)   The Fund;

                  (b)   The Fund Manager (Liberty Asset Management Company);

                  (c)   The Portfolio Manager; and

                  (d)   Any person other than the foregoing.

            (iii) Any other consideration other than the technical
                  qualifications of the brokers and dealers as such.

      B.    Shall show the nature of the services or benefits made available.

      C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

      D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.(1)

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under
      Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Portfolio Manager's transactions with the Fund.

----------
(1) Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation: i.e., buy, sell, hold) or any internal reports or portfolio manager reviews.

                                   SCHEDULE C

                              PORTFOLIO MANAGER FEE

      For services provided to the Fund Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a monthly fee for the previous calendar month in the amount of 1/12(th) of: 0.40% of the amount obtained by multiplying the Portfolio Manager's Percentage (as hereinafter defined) times the Average Total Fund Net Assets (as hereinafter defined) up to $400 million; 0.36% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $400 million up to and including $800 million; 0.324% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $800 million up to and including $1.2 billion; 0.292% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $1.2 billion.

      "Portfolio Manager's Percentage" means the percentage obtained by dividing
(i) the average of the net asset values of the Fund Account as of the close of the last business day of the New York Stock Exchange in each calendar week during the preceding calendar month, by (ii) the Average Total Fund Net Assets.

      "Average Total Fund Net Assets" means the average of the net asset values of the Fund as a whole as of the close of the last business day of the New York Stock Exchange in each calendar week during the preceding calendar month.

      The fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month.

                          LIBERTY ALL-STAR EQUITY FUND

    PROXY SOLICITED BY THE BOARD OF TRUSTEES OF LIBERTY ALL-STAR EQUITY FUND

                  PROXY FOR 2002 ANNUAL MEETING OF SHAREHOLDERS

The undersigned, revoking previous proxies, hereby appoints Ellen Harrington, Kevin S. Jacobs, Russell L. Kane, Robert R. Leveille, William R. Parmentier, Jr. and Vincent P. Pietropaolo, or any one or more of them, attorneys, with power of substitution, to vote all shares of Liberty All-Star Equity Fund (the "Fund") which the undersigned is entitled to vote at the 2002 Annual Meeting of the Fund to be held in Conference Room A, 2nd Floor, One Financial Center, Boston, Massachusetts on April 17, 2002 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes or acts, then by that one. This undersigned directs said proxy holders to vote as specified upon the proposals shown below, each of which is described in the proxy statement for the Meeting, receipt of which is acknowledged.

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ALL PROPOSALS.

--------------------------------------------------------------------------------
    PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
             ENVELOPE. PLEASE DO NOT FOLD, STAPLE OR MUTILATE CARD.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

|X|  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

--------------------------------------------------------------------------------

                          LIBERTY ALL-STAR EQUITY FUND

--------------------------------------------------------------------------------

Mark box at right if an address change has been noted on the reverse side of this card.
                                                                             | |

CONTROL NUMBER:
RECORD DATE SHARES:

Please sign exactly as your name(s) appear(s) above. Corporate proxies should be signed by an authorized officer.

-----------------------
Date

-------------------------------------
Shareholder sign here

-------------------------------------
Co-owner sign here

1.    To elect one Trustee of the Fund (Item 1.a. of Notice).

         James E. Grinnell

   For Nominee        Withhold
       | |               | |

2. To approve the Fund's Portfolio Management Agreement with TCW Investment Management Company (Item 2.a. of Notice).

       For             Against          Abstain
       | |               | |              | |

3. To approve the Fund's Portfolio Management Agreement with Schneider Capital Management (Item 2.c. of Notice).

       For             Against          Abstain
       | |               | |              | |

4. To ratify the selection by the Board of Trustees of PricewaterhouseCoopers LLP as the Fund's independent accountants for the year ending December 31, 2002 (Item 3.a. of Notice).

       For             Against          Abstain
       | |               | |              | |

5. In their discretion, upon such other business as may properly come before the Meeting.